UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2007
APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD.
     On November 14-15, 2007, representatives of Apartment Investment and Management Company (“Aimco”), including Terry Considine, Chairman and Chief Executive Officer, Jeffrey W. Adler, Executive Vice President — Property Operations, Harry G. Alcock, Executive Vice President — Aimco Capital, Timothy J. Beaudin, Executive Vice President and Chief Development Officer, Thomas M. Herzog, Executive Vice President and Chief Financial Officer, and David Robertson, Executive Vice President/President and Chief Executive Officer Aimco Capital will meet with investors and analysts at the 2007 NAREIT Annual Convention being held in Las Vegas, Nevada. During those meetings, Aimco representatives will distribute the attached presentation. The presentation is furnished herewith as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits.
     (d) The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Apartment Investment and Management Company Presentation — NAREIT November 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: November 14, 2007

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Thomas M. Herzog
Thomas M. Herzog
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Apartment Investment and Management Company Presentation — NAREIT November 2007